SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)     AUGUST 26, 1999

                                EQUITY ONE, INC.
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             (Exact name of registrant as specified in its charter)

                                    MARYLAND
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                 (State or other jurisdiction of incorporation)

       001-13499                                          52-1794271
(Commission File Number)                       (IRS Employer Identification No.)
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                    1600 N.E. MIAMI GARDENS DRIVE, SUITE 200
                        NORTH MIAMI BEACH, FLORIDA 33179
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code      (305) 947-1664

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

                            Exhibit Index on Page 4

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On August 26, 1999, Equity One, Inc. (the "Company"), through a wholly-owned subsidiary, acquired a supermarket anchored shopping center known as Pine Island Plaza, and an adjacent shopping center known as Ridge Plaza from Pine Island Commons, Ltd., an unrelated third party, for an aggregate purchase price of approximately $32.4 million. Pine Island Plaza consists of approximately 24.5 acres of land with approximately 255,000 square feet of gross leasable area, and is anchored by a Publix supermarket and Home Depot Expo. Ridge Plaza consists of approximately 16.3 acres of land with approximately 155,000 square feet of gross leasable area, and is anchored by an AMC Theaters and the administrative offices of Republic Security Bank. Pine Island Plaza and Ridge Plaza are located on Pine Island Road and Interstate 595 in Davie, Broward County, Florida. As of the date of the acquisition, Pine Island Plaza and Ridge Plaza were 93.8% leased.

         The purchase price consisted of (i) a cash deposit in the amount of $500,000, (ii) a cash payment of approximately $5.7 million and (iii) the assumption of a first mortgage in favor of Banc One Mortgage Capital Markets LLC, now known as Orix Capital, in the amount of $26.2 million. The Company funded the cash portion of the consideration through borrowings under its acquisition line of credit. The assumed mortgage bears interest at an annual rate of 6.91%, and matures in June 2009. Pursuant to the terms of the mortgage, the Company is required to maintain a $1.4 million letter of credit to guarantee certain maintenance and repair obligations at the two properties.

         Reference is made to the Agreement for Purchase and Sale, a copy of which is filed as an exhibit hereto, for additional information concerning the terms and conditions of the Company's purchase of the properties.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (A)         FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

                  It is currently impracticable to file with this Form 8-K the financial statements required by this Item 7 with regard to the acquisition described in Item 2 above. These financial statements will be filed by amendment to this Form 8-K as soon as is practicable and, in any event, within 60 days after the required filing date for this Form 8-K.

      (B)         PRO FORMA FINANCIAL INFORMATION

         It is currently impracticable to file with this Form 8-K the pro forma financial information required by this Item 7 with regard to the acquisition described in Item 2 above. This information will be filed by amendment to this Form 8-K as soon as practicable and, in any event, within 60 days after the required filing date for this Form 8-K.

                                       2

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      (C)         EXHIBITS
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                    10.35    Agreement for Purchase and Sale, dated as of
                             September 2, 1999, by and between Equity One
                             Properties, Inc. and Pine Island Commons, Ltd., as reinstated by the Reinstatement Agreement for Purchase and Sale, dated August 9, 1999.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   EQUITY ONE, INC.

Dated:  September 9, 1999         By: /s/ Chaim Katzman
                                      -----------------------------------------
                                       Chaim Katzman
                                       President, Chief Executive Officer and
                                       Chairman of the Board

                                       3

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                                INDEX TO EXHIBITS

                                                                      SEQUENTIAL
EXHIBITS                         DESCRIPTION                         PAGE NUMBER
--------                         -----------                         -----------
 10.35       Agreement for Purchase and Sale by and between Equity        5
             One Properties, Inc. and Pine Island Commons, Ltd., as reinstated by the Reinstatement Agreement for Purchase and Sale, dated August 9, 1999.


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